497(e)
333-64751

Dear [Client]:

We appreciate the confidence that you have shown in us by allowing us to help you provide for a more secure retirement. Your Accumulator® variable annuity contract allows you to participate in the growth potential of the investment markets while providing guaranteed retirement income for life.

In the past, we have permitted owners to make supplemental contributions to their contracts after initial purchase. We are writing to notify you that AXA Equitable is suspending acceptance of additional contributions as of Friday February 17, 2012. Any contributions received at our processing office after 4:00 p.m. Eastern Standard Time on February 17, 2012, will be returned to you.

This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits. We are taking this step, which is consistent with the terms of your contract, in light of the current economic environment, including persistent low interest rates and high volatility.

Again, we appreciate the confidence that you have placed in us and look forward to continuing to serve you in the future. If you have any questions, please contact our Service Center at 800-789-7771 or your financial professional.

Sincerely,

The above-mentioned variable annuity is issued by AXA Equitable Life Insurance Company (NY, NY) (“AXA Equitable”) and co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC. Guarantees are backed by the claims-paying ability of AXA Equitable, which has sole responsibility for its life insurance and annuity obligations.

GE-66236 (11/11)

Dear [AIP Client]:

We appreciate the confidence that you have shown in us by allowing us to help you provide for a more secure retirement. Your Accumulator® variable annuity contract allows you to participate in the growth potential of the investment markets while providing guaranteed retirement income for life.

In the past, we have permitted owners to make supplemental contributions to their contracts after initial purchase. We are writing to notify you that AXA Equitable is suspending acceptance of additional contributions as of Friday February 17, 2012. Any contributions received at our processing office after 4:00 p.m. Eastern Standard Time on February 17, 2012, will be returned to you. Please note, that as a participant in our Automatic Investment Program (AIP), future contributions will no longer be accepted as of February 17th. The change will happen automatically, there is no action that you need to take.

This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits. We are taking this step, which is consistent with the terms of your contract, in light of the current economic environment, including persistent low interest rates and high volatility.

Again, we appreciate the confidence that you have placed in us and look forward to continuing to serve you in the future. If you have any questions, please contact our Service Center at 800-789-7771 or your financial professional.

Sincerely,

The above-mentioned variable annuity is issued by AXA Equitable Life Insurance Company (NY, NY) (“AXA Equitable”) and co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC. Guarantees are backed by the claims-paying ability of AXA Equitable, which has sole responsibility for its life insurance and annuity obligations.

GE- 66236a (11/11)